eXoZymes Inc.

Cell-Free and AI-Enhanced Biomanufacturing

Turning rare, unscalable biochemistry into predictable, high-purity natural products

Enzymes = eXoZymes

outside the cell

The Next Generation of Biomanufacturing



NASDAQ: EXOZ

eXoZymes' Safe Harbor

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "would," "could," "seek," "intend," "plan," "goal," "project," "estimate," "anticipate," "strategy," "future," "likely" or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this presentation regarding the company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Actual results could differ materially for a variety of reasons. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of eXoZymes' quarterly reports on Form 10-Q, annual reports on Form 10-K, and other documents filed by eXoZymes from time to time by the company with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and eXoZymes assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. eXoZymes does not give any assurance that it will achieve its expectations.

From Big Ideas Lab Invention to $200B+ Commercial Opportunity at hand.

A disciplined, highly capital-efficient journey from UCLA spinout to NASDAQ-listed leader of next generation biomanufacturing

2019

Invizyne/eXoZymes Founded

Core cell-free invention & concepts

Spun out of UCLA

2020–24

eXoZymes Tech Platform Built

Grants + seed funding of platform and test projects

2024

IPO on NASDAQ (EXOZ)

New CEO, Went public, Delivered on Grant projects

First commercial-focused efforts began

2024–25

NCT Pilot Scale & AI

Flagship products & markets identified.

AI-enzyme-engineering capabilities invented to speed up & expand product development

2025–26

NCT & Cannabinoids at scale with New Variants

From NCT idea to 99% yield · 99.6% purity @ 100X scale & 3rd-party validated in ~ 1 year. Added new-to-nature variant capabilities.

NOW

2026–27

Commercial Launch

Commercialization in both OTC market and Pharma markets. Addressing 2 markets both with TAMs over $100B

Two $100B+ TAM markets. A core platform with expanding optionality. Now focused on first product launch.

FLAGSHIP PRODUCT PROGRAMS

Access to Two Master Regulators, Previously Considered Undruggable. Each with $100B+ TAM

Targeting validated master regulators of known biological pathways — the highest-leverage molecules driving pharma interest and nutraceutical demand

NCT / Metabolic Health

Master regulator of cellular metabolism

Boosting metabolism by turning fat into energy. Found only at trace amounts in plants — now biomanufactured at scale. Dual OTC nutraceutical & pharma pathways validated.

$100B+ TAM

Cannabinoid Molecules

Master regulator of cellular signaling

Novel non-intoxicating molecules previously impossible to make at scale — now manufacturable with pharma-grade purity, and in new-to-nature versions with positive benefits.

$100B+ TAM

CELL-FREE IS SYNBIO'S FUTURE

We Solved the Biomanufacturing Bottleneck Holding Back Entire Industries

Synthetic biology promised to replace petrochemicals. But genetically engineering living cells into "chemical factories" did not work and it did not scale.

eXoZymes Delivers:

Idea to Pilot in <12 months — now advancing into commercial production

$200B+	100× Scaled	2026–2027
Initial Addressable Markets	Third-Party Validated	Commercial Launch

THE BREAKTHROUGH IN BIOMANUFACTURING

Enzymes Run Reactions Inside Cells. Cells are Not Chemical Factories. Why Not Skip the Cell?

Living Cell → **Enzyme** → **Exozyme** → **Cell-Free**

Living Cell	Enzyme	Exozyme	Cell-Free
Cells make enzymes, but cells stop if being used for chemical production	Does the actual work of building chemical molecules	AI-optimized and stabilized to work outside the cell	Scalable, controllable commercial biomanufacturing

DEMONSTRATED SUCCESS

Cell-Free Platform Makes Products No One Else Can with Impressive Profit and Purity Profiles

Beyond Synthetic Chemistry

Exozymes leverage nature's diversity – but with engineering-level control

Beyond Fermentation

Exozymes have no living cell elements doing other things. Ultra-high >99% purity

Beyond Plant Extraction

Exozymes-based Biomanufacturing from feedstock-to-product at >99% yield

Commercially Interesting

High yields and fast cycle times means our biomanufacturing scales economically

DEVELOPMENT PIPELINE

From Prototype to Value Creation: In Months, Not Years

1. **Prototyping**
   3–9 weeks
   Lab feasibility demonstrated

2. **Incubation**
   3–6 months
   Business intel + cost feasibility validated

3. **Acceleration**
   6–12 months
   Pilot scaling and sampling

4. **Commercialization**
   6–18 months
   Spinout or license, first commercial production

Traditional biotech: many years and tens of millions of dollars per candidate.

eXoZymes: months and a fraction of the cost.

eXoZymes Makes NCT at Scale

Concept to Pilot Scale in < 1 year + Successful Tech Transfer


CHEMGLASS
100 LITER
Cayman
CHEMICAL
Concept to pilot scale
in < 1 year

99%

Reaction Yield

Industry-leading efficiency at pilot scale

18X

Production Cycle

Faster than conventional manufacturing approaches

Unlocks consistent, cost-effective production at industrial scale for NCTX™

NCT: A NEW METABOLIC WELLNESS CATEGORY

NCT Activates the Cell's Master Metabolic Switch to Address Energy Efficiency

N-trans-caffeoyltyramine (NCT): a rare plant-derived compound with emerging relevance in metabolic health, gut integrity, and liver function

The Bottleneck We Solved

- In Nature only found at <14 ppm
- 100× scale-up with >99% conversion — partner-executed
- 535g isolated at 99.6% pharma-grade purity (100L pilot)
- Making pharma version analogs via BioClick that are new-to-nature

Commercial Paths

OTC Nutraceutical

$216B functional food market (7.6% CAGR). Initial Product launch expected in 2027/2028. Partner discussions for kg demand in 2026+.

Pharmaceutical

New-to-nature analogs with therapeutic potential. Multiple billion-dollar drug targets. Biotech & drug development partner conversations.
Clear acquisition relevance.

CANNABINOID OPPORTUNITY

The Purity & Non-Intoxication Manufacturing Bottlenecks We Overcame

Now producing rare and new-to-nature cannabinoids at commercial scale with GMP purity

- Cannabinoid receptors are present on nearly every cell in the body
- Nature supplies a messy mix of intoxicating and non-intoxicating cannabinoids
- Major gap: very few have become real medicines — despite strong potential

Manufacturable at Reasonable Cost & High Purity

More Bioavailable & Non-intoxicating

New Molecules Not Found in Nature

Once in a lifetime market opportunity:

All levels of US government have aligned; Re-scheduling Cannabinoids & focusing on non-intoxication cannabinoids

How We Choose the Right Molecules

- We apply rigorous selection criteria before committing to any new molecule
- Dual screening: strong R&D viability + high business potential
- Balanced against key factors:

Unique opportunity

Target undruggable and underserved master health regulators with known clinical relevance and vast potential

IP Ownership

Solid IP on manufacturing process, key enzymes, composition of matter patents on new-to-nature molecules we create and extensive trade secrets

Huge Market Potential

Must serve large pharma or nutritional supplement markets at a scale large enough to attract major acquirers

Profitable Manufacturability

Development decisions driven by technoeconomic assessments, product Technology Transfer Package deliverable to CMO within 2 years

GO-TO-MARKET STRATEGY

From Lab to Market: How We Commercialize

Tech Transfer Package

eXoZymes delivers a complete, validated biomanufacturing system and protocol — while retaining full platform IP

→

CMO Scale-Up & Production

eXoZymes and partners qualify leading CMOs for capital-light scale-up and manufacturing infrastructure

→

Partners Sell or Run Trials

Partners, JVs, and spin-outs drive commercialization and clinical advancement. eXoZymes captures value through equity, licensing, and royalties.

UPCOMING CATALYSTS

Value-Creating Events on the Horizon

NCT

Fall 2026	Technology transfer package delivery to contract manufacturer for GMP-scale production
2026–2027	Commercial partnerships with global nutritional supplement marketers for OTC product launch
2026-2027	Partnering with pharmaceutical companies to initiate clinical trials using new-to-nature NCT analogues
2026+	Building out the NCT team and product roadmap execution

Cannabinoids

2026–2027	Partnering with pharmaceutical companies to advance novel, non-intoxicating cannabinoid molecules into clinical trials
2026+	Expanding the library of rare cannabinoid variants that only the exozyme platform can produce at GMP purity and scale
2026+	Licensing agreements and joint ventures with pharma partners for specific therapeutic indications

Each milestone represents a potential re-rating catalyst for eXoZymes shareholders

FINANCIAL OVERVIEW

Capital-Efficient Execution

$15M

Raised at Nasdaq IPO (November 2024)

~$10M

Annual Operating Expenses

$17M

Total Grant Funding

Basic Research and New Platforms

$B+ Potential

Multi Billion Market Upside

The SynBio Solutions will soon be commercial at a fraction of the competitors' costs.

LEADERSHIP TEAM

Experienced Management

Michael Heltzen CEO

Serial biotech entrepreneur. Leads strategic, company culture & executional excellence.



Damien Perriman Chief Commercial Officer

Leading commercialization, partner strategy, and NCTx go-to-market.



Dr. Tyler Korman CSO & Co-Founder

PhD in structural biology. Expert in enzyme catalysis R&D. Co-invented the platform at UCLA.



Amy Lunzer Chief of Staff

Operational excellence, org. & talent management, and supply chain experience.



Dr. Paul Opgenorth VP of Development & Co-Founder

Cell-free metabolic engineering pioneer. Co-founding scientist from UCLA.



Fouad Nawaz VP of Finance

Corporate finance, audits, and SEC compliance lead.



CAPITAL RAISE

Use of Proceeds —for Core Platform + NCTX

Capital raise of $10M - $15M depending on pricing



Core Platform ~$10M
G&A and Legal
~ $2.5M
Working Capital & Ops
$3.5M
R&D
~$1.0M
Next-In-Line Products
~$3.0M
NCT Scale-Up
$5.0M
NCT Flagship Product Program ~$5M

CATEGORY	Approx. AMOUNT	SHARE of $15M Raise
Core Platform		
Working Capital & Operations	~$3.5M	23%
Cannabinoids & next-in -line products	~$3.0M	20%
G&A, BD, Legal & Compliance	~$2.5M	17%
Core Platform R&D & AI Engineering	~$1.0M	7%
	~$10.0M	66%
NCT Flagship Product Program		
NCT Commercialization & Scale-Up	~$5.0M	33%
TOTAL	~$15.0M	100%

INVESTMENT THESIS

Why eXoZymes Now

Only Cell-Free Platform

First and only company operating in multi-step exozyme-based biomanufacturing. Decade of R&D. Deep trade secrets and solid patent portfolio

Validated at Scale

100× scale-up, >99% conversion, partner-executed. Not just lab science — proven transferability.

Capital-Light Model

Spinouts + JVs + licensing. Equity in multiple assets without building each business from scratch.

$200B+ Combined TAM

NCT nutra ($100B+), NCT pharma ($100B+), Cannabinoids ($100B+)

$300B+ Patent Cliff

Big Pharma needs new drugs candidates soon. eXoZymes opens previously inaccessible chemistry. Clear M&A relevance.

Months, Not Years

Only months from concept to 500 gram-scale of pharma pure NCT. Speed of development unprecedented in synthetic biology.

eXoZymes

Offering Summary

- Offering Size: $10 million - $15 million
- Pricing: TBD
- NASDAQ ticker: EXOZ
- QSBS: Management believes the offering qualifies for Section 1202/QSBS exclusion*

Learn More

Indications of Interest

*You should consult your own tax, legal and accounting advisors before engaging in any transaction.

eXoZymes NASDAQ: EXOZ

eXoZymes Inc.

Next Gen. Biomanufacturing:

Cell-Free and AI-enhanced

Thank you.



Transforming rare, previously unscalable biochemistry into predictable, high-purity natural products and next-generation drugs.

info@exozymes.com • exozymes.com